2,100,000 Shares

                      SEROLOGICALS CORPORATION

                             Common Stock

                        UNDERWRITING AGREEMENT


                                                      May 29, 1996


Smith Barney Inc.
Lehman Brothers Inc.
Volpe, Welty & Company
As Representatives of the Several Underwriters

c/o  Smith Barney Inc.
     388 Greenwich Street
     New York, New York 10013

Dear Sirs:

     Serologicals Corporation, a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of 900,000 shares of its common stock, par value $0.01 per share (the "Common Stock"), to the several Underwriters named in Schedule III hereto (the "Underwriters"), and the persons named in Schedule I hereto as selling stockholders (the "Principal Selling Stockholders") propose to sell to the several Underwriters an aggregate of 1,200,000 shares of Common Stock. The 900,000 shares of Common Stock to be issued and sold to the Underwriters by the Company and the 1,200,000 shares of Common Stock to be sold to the Underwriters by the Selling Stockholders are hereinafter referred to as the "Firm Shares."
In addition, solely for the purpose of covering over-allotments, the Company and the persons named on Schedule II hereto as additional selling stockholders (the "Additional Selling Stockholders", and, together with the Principal
Selling Stockholders, the "Selling Stockholders") propose to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 315,000 shares (the "Additional Shares") of Common Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The Company and the Selling Stockholders are hereinafter sometimes referred to as the "Sellers."

     The Sellers wish to confirm as follows their respective agreements with you (the "Representatives") and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters.

     1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-1 under the Act (the "registration statement"), including a prospectus subject to completion, relating to the Shares. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "Abbreviated Registration Statement"), the term "Registration Statement" as used in this Agreement includes the Abbreviated Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

     2. Agreements to Sell and Purchase. Subject to such adjustments as you may determine in order to avoid fractional shares, the Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Sellers herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $24.57 per share (the "Purchase Price Per Share"), the number of Firm Shares which bears the same proportion to the aggregate number of Firm Shares to be issued and sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule III hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Sellers.

          Subject to such adjustments as you may determine in order to avoid fractional shares, each of the Principal Selling Stockholders agrees, subject to all the terms and conditions set forth herein, to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Sellers herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees to purchase from each of the Principal Selling Stockholders at the Purchase Price Per Share that number of Firm Shares which bears the same proportion to the number of Firm Shares set forth opposite the name of each such Principal Selling Stockholders in Schedule I hereto as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule III hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Sellers.

          The Company and the Additional Selling Stockholders also agree, subject to all the terms and conditions set forth herein, to issue (in the case of the Company) and sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company and the Additional Selling Stockholders, at the Purchase Price Per Share, pursuant to an option (the "over-allotment option") which may be exercised, in whole or in part, prior to 9:00 p.m., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 315,000 Additional Shares, of which up to an aggregate of 165,000 Additional Shares may be purchased from the Additional Selling Stockholders and of which up to an aggregate of 150,000 Additional Shares may be purchased from the Company. The maximum number of Additional Shares subject to sale by each Additional Selling Stockholder shall be as set forth opposite the name of such Additional Selling Stockholder on Schedule II hereto. If the Underwriters exercise the over-allotment option, Additional Shares will be purchased by the Underwriters, first, from the Additional Selling Stockholders in proportion to the maximum number of Additional Shares which each of them has agreed to sell and, second, after the Additional Selling Stockholders have sold all Additional Shares which may be sold by them pursuant to this Agreement, from the Company. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase (i) from each Additional Selling Stockholder the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be sold by such Additional Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule III hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Sellers and, if the Underwriters elect to purchase in excess of 165,000 Additional Shares pursuant to the over-allotment option, then (ii) from the Company the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the aggregate number of Additional Shares to be issued and sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule III hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Sellers.

          Certificates in transferable form for the Shares (including any Additional Shares) that each of the Selling Stockholders agrees to sell pursuant to this Agreement have been placed in custody with State Street Bank & Trust Company (the "Custodian") for delivery under this Agreement pursuant to a Custody Agreement and Power of Attorney (the "Custody Agreement") executed by each of the Selling Stockholders appointing Harold J. Tenoso, Ph.D. and Russell H. Plumb as agents and attorneys-in-fact (the "Attorneys-in-Fact"). Each Selling Stockholder agrees that (i) the Shares represented by the certificates held in custody pursuant to the Custody Agreement are subject to the interests of the Underwriters, the Company and each other Selling Stockholder, (ii) the arrangements made by the Selling Stockholders for such custody are, except as specifically provided in the Custody Agreement, irrevocable and (iii) the obligations of the Selling Stockholders hereunder and under the Custody Agreement shall not be terminated by any act of such Selling Stockholder or by operation of law, whether by the death or incapacity of any Selling Stockholder or the occurrence of any other event. If any Selling Stockholder shall die or be incapacitated or if any other event shall occur before the delivery of the Shares hereunder, certificates for the Shares to be sold by such Selling Stockholder shall be delivered to the Underwriters by the Attorneys-in-Fact in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death or incapacity or other event had not occurred, regardless of whether or not the Attorneys-in-Fact or any Underwriter shall have received notice of such death, incapacity or other event. Each Attorney-in-Fact represents that he is authorized, on behalf of each of the Selling Stockholders, to execute this Agreement and any other documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by such Selling Stockholder, to make delivery of the certificates for such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom any expenses to be borne by such Selling Stockholder in connection with the sale and public offering of such Shares, to distribute the balance thereof to such Selling Stockholder and to take such other actions as may be necessary or desirable in connection with the transactions contemplated by this Agreement. Each Attorney-in-Fact agrees to perform his duties under the Custody Agreement.

     3. Terms of Public Offering. The Sellers have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

     4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 14 Wall Street, New York, New York 10005, at 10:00 A.M., New York City time, on June 4, 1996 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Company and the Attorneys-in-Fact.

          Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of a written notice from you on behalf of the Underwriters to the Company and the Attorneys-in-Fact of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between you and the Company and the Attorneys-in-Fact.

          Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request by written notice, it being understood that a facsimile transmission shall be deemed written notice, prior to 1:00 P.M., New York City time, on the third business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds.

     5. Agreements of the Company. The Company agrees with the several Underwriters as follows:

              (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or any Abbreviated Registration Statement to be declared or become effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

              (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information;
(ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

              (c) The Company will furnish to you, without charge, three signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request.

              (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

              (e) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have reasonably requested or may hereafter reasonably request, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

              (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and you, as Representatives of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

              (g) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

              (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

              (i) During the period of three years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission, and (ii) from time to time such other information concerning the Company as you may reasonably request.

              (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Representatives for all documented out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

              (k) The Company will apply the net proceeds from the sale of the Shares sold by it substantially in accordance with the description set forth in the Prospectus.

              (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

              (m) Except as provided in this Agreement, the Company will not sell, offer to sell, contract to sell or otherwise transfer or dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (except to employees pursuant to the 1996 Employee Stock Purchase Plan or the employee stock purchase plan to be established for Bioscot Limited), or grant any options or warrants to purchase Common Stock (except to employees and directors pursuant to employee benefit plans disclosed in the Prospectus), for a period of 90 days after the date of the Prospectus, without the prior written consent of Smith Barney Inc.

              (n) The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and each of the Selling Stockholders.

              (o) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     6. Agreements of the Selling Stockholders. Each of the Selling Stockholders agrees with the several Underwriters as follows:

              (a) Such Selling Stockholder will cooperate to the extent reasonably necessary to cause the registration statement, any Abbreviated Registration Statement and any post-effective amendment thereto to become effective at the earliest possible time.

              (b) Such Selling Stockholder will pay all federal and other taxes, if any, on the transfer or sale of any Shares that are sold by such Selling Stockholder to the Underwriters.

              (c) Such Selling Stockholder will do or perform all things required to be done or performed by such Selling Stockholder prior to the Closing Date to satisfy all conditions precedent to the delivery of the Shares by such Selling Stockholder pursuant to this Agreement.

              (d) Such Selling Stockholder will not offer, sell, contract to sell or otherwise dispose of, or grant any option to purchase, any shares of Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) owned by such Selling Stockholder, except for the sale of Shares to the Underwriters pursuant to this Agreement, without the prior written consent of Smith Barney Inc. for a period of 90 days after the date of the Prospectus. Notwithstanding the foregoing, the undersigned shall be free to dispose of shares of Common Stock by delivering such shares to the Company as payment for some or all of (i) the exercise price of any option to purchase Common Stock granted by the Company to the undersigned and
(ii) the undersigned's income tax withholding obligation in connection with any such option.

              (e) Except as stated in this Agreement and in the Prepricing Prospectus and the Prospectus, such Selling Stockholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

              (f) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, within the period of time referred to in Section 5(f) hereof, of any change in information relating to such Selling Stockholder and of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations or any other information relating to the Company or relating to any matter stated in the Prospectus or any amendment or supplement thereto that comes to the attention of such Selling Stockholder that suggests that any statement made in the Registration Statement or the Prospectus (as then amended or supplemented, if amended or supplemented) is or may be untrue in any material respect or that the Registration Statement or Prospectus (as then amended or supplemented, if amended or supplemented) omits or may omit to state a material fact necessary to be stated therein in order to make the statements therein not misleading in any material respect.


              (g) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982, as amended, with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to you prior to or on the Closing Date (in the case of the Principal Selling Stockholders) or any Option Closing Date (in the case of the Additional Selling Stockholders) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     7. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

              (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

              (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto or Abbreviated Registration Statement shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement not misleading and (ii) in the case of the Prospectus in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

              (c) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus.

              (d) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect").

              (e) All the Company's subsidiaries (as defined in the Act), are listed in an exhibit to the Registration Statement, and are referred to herein individually as a "Subsidiary" and collectively as the "Subsidiaries."
 Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect. All the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto).

              (f) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties, is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act. Neither the Company nor any Subsidiary is involved in any strike, job action or labor dispute with any group of employees, and no such action or dispute is threatened.

              (g) Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate of incorporation or by-laws, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, which violation would have a Material Adverse Effect, or
(ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them or any of their respective properties may be bound.

              (h) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby
(i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and the Exchange Act and compliance with the securities or Blue Sky laws of various jurisdictions and approval by the National Association of Securities Dealers, Inc. of the underwriting terms and arrangements, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or bylaws of the Company or any of the Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, which conflict, breach or default would have a Material Adverse Effect, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any material agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

              (i) The accountants, Arthur Andersen LLP, who have certified or shall certify the financial statements included in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

              (j) The historical financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and cash flow of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply, and such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the pro forma financial information, and the related notes thereto, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) has been prepared in accordance with the applicable published rules and regulations of the Commission with respect to pro forma financial information and the assumptions used in preparing such information are reasonable; and the other financial and statistical information and data relating to the Company included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly the information shown therein and have been prepared on a basis consistent with the books and records of the Company.

              (k) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

              (l) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

              (m) Each of the Company and the Subsidiaries has good and valid title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as (i) are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement and (ii) are neither material in amount nor materially significant in relation to the business of the Company and the Subsidiaries taken as a whole, and all the property described in the Prospectus as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases.

              (n) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act.

              (o) Each of the Company and the Subsidiaries has such permits, licenses, franchises, certificates of need and other approvals or authorizations ("Permits") of governmental or regulatory authorities, including, without limitation, the Food and Drug Administration ("FDA") of the U.S. Department of Health and Human Services ("HHS") and the Health Care Financing Administration ("HCFA") of HHS, as are necessary to own, lease or operate their respective properties and to conduct their respective businesses in the manner described in the Prospectus, including, without limitation, such Permits as are required under such federal, state and foreign drug manufacturing and distribution and other health care laws as are applicable to the Company and the Subsidiaries and their respective businesses, subject to such qualifications as may be set forth in the Prospectus and except to the extent that the failure to have any such Permit will not have a Material Adverse Effect. The Company and each of the Subsidiaries have fulfilled and performed all their respective material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject to such qualifications as may be set forth in the Prospectus. Except as described in the Prospectus, none of the Permits contain any restriction that is materially burdensome to either the Company or any of the Subsidiaries.

              (p) Each of the Company and the Subsidiaries owns or has obtained licenses for the patents, patent applications and other proprietary intellectual property used by the Company or any of the Subsidiaries in the conduct of business (collectively, the "Intellectual Property"). Except as set forth in the Prospectus, (i) to the Company's best knowledge there are no rights of third parties to any Intellectual Property except as set forth in the applicable licensing agreement; (ii) to the Company's best knowledge there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others challenging any of the Company's or the Subsidiaries' license or ownership rights in or to any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim which could result in a Material Adverse Effect; (iv) there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property; and (v) there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others that the Company or any of the Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and, except as so set forth, the Company is unaware of any facts which would form a reasonable basis for any such claim which could result in a Material Adverse Effect.

              (q) The property, assets and operations of each of the Company and the Subsidiaries comply in all material respects with all applicable federal, state or local laws, rules, orders, decrees, judgments, injunctions, licenses, permits or regulations relating to environmental matters (the "Environmental Laws"), except to the extent that failure to comply with such Environmental Laws would not have a Material Adverse Effect. None of the Company's nor any of the Subsidiaries' property, assets or operations is the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release of any substance regulated by or form the basis of liability under any Environmental Laws (a "Hazardous Material") into the environment or is in contravention of any federal, state, local or foreign law, order or regulation that would have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received any notice or claim, nor are there pending threatened or reasonably anticipated lawsuits against it with respect to violations of an Environmental Law or in connection with the release of any Hazardous Material into the environment. Neither the Company nor any of the Subsidiaries has any material contingent liability in connection with any release of Hazardous Material into the environment.

              (r) The Company and the Subsidiaries maintain insurance of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

              (s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (t) Neither the Company nor any of the Subsidiaries, nor any employee or agent of the Company or any of the Subsidiaries has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

              (u) Each of the Company and the Subsidiaries have filed all tax returns required to be filed by it, which returns are complete and correct, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

              (v) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement, or otherwise, except as disclosed in the Prospectus; and, except as disclosed in the Prospectus, no person has the right to require registration under the Act of any shares of Common Stock or other securities of the Company. Except as described in or contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company. No person has the right, contractual or otherwise, to cause the Company to permit such person to underwrite the sale of any of the Shares.

              (w) Neither the Company nor any of the Subsidiaries is, nor will the Company or any of the Subsidiaries become, upon sale of the Shares to be issued and sold in accordance herewith and upon application of the net proceeds to the Company from such sale as described in the Prospectus under the caption "Use of Proceeds" an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              (x) The Company has complied and will continue to comply with all provisions of Florida Statutes, Section 517.075, relating to issuers doing business with Cuba.

     8. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder represents and warrants to each Underwriter that:

              (a) Such Selling Stockholder now has, and on the Closing Date (as to each Selling Stockholder) and any Option Closing Date (as to each Additional Selling Stockholder) will have, valid and unencumbered title to the Shares to be sold by such Selling Stockholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer or other defect in title except for any lien, claim, security interest, encumbrance or restriction on transfer created pursuant hereto.

              (b) Such Selling Stockholder now has, and on the Closing Date (as to each Selling Stockholder) and any Option Closing Date (as to each Additional Selling Stockholder) will have, full legal right, power and authorization to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement, and upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire valid and marketable title to such Shares, free and clear of any lien, claim, security interest, or other encumbrance, restriction on transfer or other defect in title except for any lien, claim, security interest, encumbrance or restriction on transfer created pursuant hereto.

              (c) This Agreement and the Custody Agreement have been duly authorized, and in the case of this Agreement, when executed and delivered on behalf of such Selling Stockholder in accordance with the Custody Agreement, have been duly executed and delivered by or on behalf of such Selling Stockholder and are the valid and binding agreements of such Selling Stockholder enforceable against such Selling Stockholder in accordance with their respective terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and except as enforcement hereof and thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

              (d) Neither the execution and delivery of this Agreement or the Custody Agreement by or on behalf of such Selling Stockholder nor the consummation of the transactions herein or therein contemplated by or on behalf of such Selling Stockholder requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act or state securities or Blue Sky laws governing the purchase and distribution of the Shares or by the NASD for clearance of the offering pursuant to the Corporate Financing Rule) or any other approval or conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is or may be bound or to which any of such Selling Stockholder's property or assets is subject, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to such Selling Stockholder or to any property or assets of such Selling Stockholder, except in each case as would not materially adversely affect the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement.

              (e) Such Selling Stockholder has reviewed the Registration Statement and the Prospectus. The Registration Statement does not contain an untrue statement of a material fact with respect to such Selling Stockholder or omit to state a material fact with respect to such Selling Stockholder required to be stated therein or necessary to make the statements therein with respect to such Selling Stockholder not misleading and the Prospectus does not contain an untrue statement of a material fact with respect to such Selling Stockholder or omit to state a material fact with respect to such Selling Stockholder necessary to make the statements therein with respect to such Selling Stockholder, in light of the circumstances under which they were made, not misleading and, except as disclosed in the Registration Statement and the Prospectus, such Selling Stockholder knows of no material adverse information concerning the current or prospective operations of the Company.

              (f) The representations and warranties of such Selling Stockholder in the Custody Agreement are, and on the Closing Date and (as to each Additional Selling Stockholder) any Option Closing Date will be, true and correct.

              (g) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements described in the Prospectus.


     9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

              (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, such Underwriter or such controlling person shall promptly notify the Company, and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel within a reasonable time after notice of such action, suit or proceeding, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have reasonably concluded based on the advice of its counsel that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

              (c) Each of Harold J. Tenoso, Ph.D., Samuel A. Penninger, Jr., Russell H. Plumb, Timm M. Hurst, James F. Sowinski, Gary A. Kress and George
M. Shaw (each an "Inside Selling Stockholder"), agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to each Underwriter set forth in Section 9(a) hereof (but subject to Section 9(g) hereof). Each of the Selling Stockholders other than the Inside Selling Stockholders (each an "Other Selling Stockholder") agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to each Underwriter set forth in Section 9(a) hereof (but only with respect to information relating to such Other Selling Stockholder contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or any amendment or supplement thereto and subject to Section 9(g) hereof; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending). In case any action or claim shall be brought or asserted against any Underwriter or any such controlling person in respect of which indemnity may be sought against any Selling Stockholder pursuant to this paragraph (c), such Selling Stockholder shall have the rights and duties given to the Company, and each Underwriter and any such controlling person shall have the rights and duties given to the Underwriters, under paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which each of the Selling Stockholders may otherwise have.

              (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, the Selling Stockholders and any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, the Selling Stockholders or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, the Selling Stockholders and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

              (e) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a), (c) or (d) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein because it is found to be unenforceable, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, Inside Selling Stockholders and Other Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, Inside Selling Stockholders and Other Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Inside Selling Stockholders and the Other Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Sellers bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by a Seller and the Underwriters from the offering of the Shares shall include the proceeds (net of underwriting discounts and commissions but before deducting expenses) received by each Seller and the underwriting discounts and commissions attributable to the sale of the shares of Common Stock by such Seller received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Inside Selling Stockholders and Other Selling Stockholders on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              (f) The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph
(e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule III hereto (or such numbers of Firm Shares increased as set forth in Section 12 hereof) and not joint.

              (g) Notwithstanding any other provision of this Section 9, the liability of any Selling Stockholder for indemnification or contribution under this Section 9 shall not exceed an amount equal to the number of Shares sold by such Selling Stockholder hereunder multiplied by the purchase price per share set forth in Section 2 hereof. Furthermore, it shall be a condition to the obligations of the Selling Stockholders to indemnify the Underwriters that the Underwriters have previously delivered a claim for indemnification to the Company for the losses, claims, damages, liabilities or expenses that the Underwriters have incurred or to which the Underwriters have become subject as to which the Underwriters are entitled to indemnification, which claim for indemnification has not been fully satisfied by payment within 90 days following delivery of the claim for indemnification and the exercise of reasonable diligence by the Underwriters in seeking payment from the Company; provided, however, that the condition precedent referred to above shall be of no force and effect and each Selling Stockholder will immediately be required to pay and perform in full its obligations under this Section 9 if (i) the Company files a petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code"), (ii) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code, (iii) the Company makes an assignment for the benefit of its creditors, or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets.

              (h) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

              (i) Any losses, damages, liabilities or expenses for which an idemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Sellers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers, the Selling Stockholders or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, any successor, its directors or officers, the Selling Stockholders or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.
     10. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

              (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or an Abbreviated Registration Statement to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.


              (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the Subsidiaries not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially, adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company or any of the Subsidiaries, or any officer or director of the Company or any of the Subsidiaries, or any Selling Stockholder which makes any material statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if in either circumstance amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially, adversely affect the market for the Shares.

              (c) You shall have received on the Closing Date an opinion of Shereff, Friedman, Hoffman & Goodman, LLP, counsel for the Company and the Selling Stockholders, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                   (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect;


                   (ii) Each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any security interest, lien, adverse claim, equity or other encumbrance, except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto);

                   (iii) Each Subsidiary is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a Material Adverse Effect;

                   (iv) The authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

                   (v) All the shares of capital stock of the Company outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and validly issued and are fully paid and nonassessable;

                   (vi) The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any (A) preemptive rights under the Delaware General Corporation Law or the Company's certificate of incorporation or (B) to the knowledge of such counsel, similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company;

                   (vii) The form of certificates for the Shares conforms to the requirements of the Delaware General Corporation Law;

                   (viii) The Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Regis tration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                   (ix) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by the Company to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                   (x) To the knowledge of such counsel, neither the Company nor any of the Subsidiaries is in violation of its certificate of incorporation or bylaws or is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except where such default would not have a Material Adverse Effect;

                   (xi) Neither the offer, sale or delivery of the Shares, nor the execution, delivery or performance of this Agreement, nor compliance by the Company with the provisions hereof, nor consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or bylaws of the Company or any of the Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound that is made an exhibit to the Registration Statement, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel and applicable to the Company , the Subsidiaries, or any of their respective properties, which conflict, breach, default, creation or imposition of a lien, or violation would have a Material Adverse Effect;

                   (xii) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act, the Exchange Act and the regulations of the NASD relating to the quotation of the Common Stock on the Nasdaq National Market or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares and under other regulations promulgated by the NASD) for the valid issuance and sale of the Shares to the Underwriters as contemplated by this Agreement;

                   (xiii) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act;

                   (xiv) To the knowledge of such counsel, (A) other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their respective properties, is subject, which are required to be described in the Registration Statement or the Prospectus
(or any amendment or supplement thereto) and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                   (xv) The Company and each Subsidiary has full corporate power and authority and all Permits as are necessary under applicable law to own, lease and operate their respective properties and to conduct their respective businesses as now being conducted, and in the manner described in the Prospectus, except where the failure to so possess any such Permits would not, singularly or in the aggregate, have a Material Adverse Effect, including, without limitation, such Permits of governmental or regulatory authorities;

                   (xvi) To the knowledge of such counsel, neither the Company nor any of the Subsidiaries is in violation in any respect of any law, ordinance, administrative or governmental rule or regulation applicable to them, respectively, or of any decree of any court or governmental agency or body having jurisdiction over them, respectively, which violation would have a Material Adverse Effect;

                   (xvii) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

                   (xviii) Except as described in the Prospectus, such counsel does not know of any outstanding option, warrant or other right calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement (except that such counsel may have been advised that the Company intends to establish an employee stock purchase plan for Bioscot Limited employees) to issue, any shares of capital stock of the Company or any securities convertible into or exchangeable or exercisable for capital stock of the Company; and except as set forth in the Prospectus, such counsel does not know of any holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or permit them to underwrite the sale of, any of the Shares or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement or otherwise, to require registration under the Act of any shares of Common Stock or other securities of the Company;

                   (xix) To the knowledge of such counsel, the Company is not an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;


                   (xx) This Agreement and the Custody Agreement have each been duly executed and delivered by or on behalf of each of the Selling Stockholders and are valid and binding agreements of each Selling Stockholder enforceable against each Selling Stockholder in accordance with their respective terms, except (A) as enforcement of rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws or principles of public policy and (B) subject to the qualification that the enforceability of each of their obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;


                   (xxi) To the knowledge of such counsel, each Selling Stockholder has full legal right, power and authorization to sell, assign, transfer and deliver valid and unencumbered title to the Shares such Selling Stockholder has agreed to sell pursuant to this Agreement; and upon delivery of such Shares pursuant to this Agreement and payment therefor as contemplated herein and assuming that the several Underwriters are bona fide purchasers within the meaning of the Uniform Commercial Code as in effect in the State of New York (the "UCC"), the Underwriters will acquire valid and unencumbered title to such Shares free and clear of any adverse claim (within the meaning of Section 8-302 of the U.C.C.); and


                   (xxii) To the knowledge of such counsel, the execution and delivery of this Agreement and the Custody Agreement by the Selling Stockholders and the consummation of the transactions contemplated hereby and thereby will not conflict with, violate, result in a breach of or constitute a default under the terms or provisions of any material agreement, indenture, mortgage or other instrument to which any Selling Stockholder is a party or by which any of them or any of their respective assets or property is bound, or any court order or decree or any law, rule, or regulation known to such counsel applicable to any Selling Stockholder or to any of the respective material property or assets of any Selling Stockholder.

          In addition, such counsel shall state that in the course of the preparation of the Registration Statement and Prospectus, such counsel has participated in discussions and conferences with officers of the Company and with representatives of its independent public accountants, as well as the Representatives' counsel, during which successive proofs of the Registration Statement and Prospectus were reviewed, and that such counsel has also reviewed and discussed with various of such persons material submitted for use in the Registration Statement and Prospectus and certain other data and information furnished in support of the statements made therein, and that while such counsel is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, such counsel advises you, relying to the extent such counsel deems reasonable, as to the accuracy, completeness, relevance and significance of factual matters to a large extent upon discussions and conferences with the above mentioned Company officers, that nothing has come to the attention of such counsel that leads such counsel to believe that (A) the Registration Statement (except as to the financial statements, notes thereto and other financial and statistical data contained therein, as to which such counsel expresses no view), at the time the Regis tration Statement became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein not misleading, or that (B) the Prospectus (except as to the financial statements, notes thereto and other financial and statistical data contained therein, as to which such counsel expresses no view), as of its date and on the date of such counsel's opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its date, and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

          In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date or the Option Closing Date, as the case may be, of other counsel retained by them or the Company (including regulatory counsel) as to the laws of any jurisdiction other than the United States or the State of New York or the corporation laws of the State of Delaware, provided that (1) each such local counsel is acceptable to the Representatives and (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that the Underwriters are justified in relying thereon. In addition, in rendering such opinion, counsel may rely, to the extent they deem proper, as to matters of fact, upon representations of the Selling Stockholders contained herein and upon certificates of officers of the Company and of government officials.
 Such counsel also may exclude from its opinions rendered Bioscot Limited, Allegheny Biologicals, Inc., Southeastern Biologics, Inc., Plasma Management, Inc., Cenla Plasma, Inc., Austin Plasma Company, Inc., Northeast Plasma, Inc., Twin City Plasma Centers, Inc., University Plasma Centers Incorporated and Serologicals Barbados, Inc.

              (d) You shall have received on the Closing Date an opinion of Hyman Phelps & McNamara, special FDA (Food and Drug Administration) regulatory counsel for the Company, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                   (i) Neither the offer, sale or delivery of the Shares, nor the execution, delivery or performance of the Agreement, nor compliance by the Company with the provisions thereof, nor consummation by the Company of the transactions contemplated thereby will result in any violation of any existing law, regulation, ruling, judgment, injunction, order or decree known to such counsel, and applicable to the Company, the Subsidiaries, or any of their respective properties, which violation would have a Material Adverse Effect;

                   (ii) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company for the valid issuance and sale of the Shares by the Company to the Underwriters as contemplated by the Agreement;

                   (iii) To the knowledge of such counsel, other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their respective properties, is subject, which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto);

                   (iv) The Company and each Subsidiary has all Permits as are necessary under applicable law to own, lease and operate their respective properties and to conduct their respective businesses as now being conducted, and in the manner described in the Prospectus, except where the failure to so possess any such Permits would not, singularly or in the aggregate, have a Material Adverse Effect, including, without limitation, such Permits of governmental or regulatory authorities;


                   (v) To the knowledge of such counsel, neither the Company nor any of the Subsidiaries is in violation in any material respect of any law, ordinance, administrative or governmental rule or regulation applicable to them, respectively, or of any decree of any court or governmental agency or body having jurisdiction over them, respectively;

                   (vi) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown; and


                   (vii) The statements in the Registration Statement and Prospectus under the captions "Risk Factors -- Stringent Regulation" and "Business -- Government and Industry Regulation" and other references therein to antibody collection or other food and drug regulatory matters and clinical testing regulatory matters, insofar as such statements constitute descriptions or summaries of applicable federal statutes, laws, regulations, requirements or procedures, are accurate in all material respects and fairly represent the information purported to be shown in light of the circumstances under which they were made.

              (e) You shall have received on the Closing Date an opinion of Dundas & Wilson, legal advisers to the Company in Scotland, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                   (i) Bioscot is a private company limited by shares duly incorporated and validly existing under the laws of Scotland, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto). Bioscot has an authorized share capital of 1,500,000 pounds sterling comprising 1,500,000 ordinary shares of L1 each, of which 500,000 of such ordinary shares are validly issued and are fully paid or credited as fully paid, and 499,999 such shares are registered in the name of Serologicals, Inc., and one such share is registered in the name of Samuel Penninger as nominee for Serologicals, Inc.;

                   (ii) To the knowledge of such counsel, Bioscot is not in violation of its memorandum or articles of association or in default in the performance of any material obligation, agreement or condition contained in any of certain specific Bioscot documents included as exhibits to the Registration Statement and listed by such counsel in their opinion (the "Documents");

                   (iii) Neither the offer, sale or delivery of the Shares, nor the execution, delivery or performance of the Agreement, nor compliance by the Company with the provisions thereof, nor consummation by the Company of the transactions contemplated thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the memorandum or articles of association of Bioscot or any of the Documents or, to the knowledge of such counsel, will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of Bioscot, nor will any such action result in any violation of any existing law, regulation, ruling, judgment, injunction, order or decree known to such counsel and applicable to Bioscot, or any of its properties, in the UK, which violation would have a Material Adverse Effect;

                   (iv) To the knowledge of such counsel, other than as described or contemplated in the Registration Statement or Prospectus (and any amendment or supplement thereto), there are no legal or governmental proceedings pending or threatened against Bioscot, or to which Bioscot, or any of its properties, is subject, which are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement thereto);

                   (v) To the knowledge of such counsel, Bioscot is not in violation in any material respect of any Scottish law, ordinance, administrative or governmental rule or regulation applicable in the UK to it, or of any decree of any court or governmental agency or body having jurisdiction over it; and

                   (vi) The statements in the Registration Statement and Prospectus under the captions "Business -- Product and Service Development" and "-- Government and Industry Regulation" relating to the agreement with the Scottish National Blood Transfusion Service ("SNBTS") and the UK Health and Safety at Work Act are accurate in all material respects and, to the knowledge of such counsel, do not omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (f) You shall have received on the Closing Date an opinion of Dewey Ballantine, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to the matters referred to in clauses (vi) (other than subclause (B) thereof), (viii), (ix), (xiii) and the paragraph immediately following clause
(xxii) of the foregoing paragraph (c) and such other related matters as you may request.

              (g) You shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Arthur Andersen LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

              (h) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company; (iv) the Company shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to it, other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 10(h) and in
Section 10(i) hereof.

              (i) The Company shall not have failed at or prior to the Closing Date to have performed or complied in any material respect with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

              (j) You shall have received a certificate dated the Closing Date signed by the chief accounting officer of the Company substantially in the form heretofore approved by you, respecting the Company's compliance with the financial covenants contained in agreements to which the Company is a party.

              (k) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by or on behalf of the Selling Stockholders as to the matters set forth in this Section 10(k) and in Section 10(l) hereof.

              (l) The Selling Stockholders shall not have failed at or prior to the Closing Date to have performed or complied in any material respect with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

              (m) The Sellers shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

          Any certificate or document signed by any officer of the Company or any Attorney-in-Fact or any Selling Stockholder and delivered to you, as Representatives of the several Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company or such Selling Stockholder, as the case may be, to each Underwriter as to the statements made therein.

          The several obligations of the Underwriters to purchase Additional shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 10, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (h) and paragraphs
(j) and (l) shall be dated the Option Closing Date in question and the opinions or letters called for by paragraphs (c) through (g) shall be revised to reflect the sale of Additional Shares.

     11. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the offering of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Common Stock under the Exchange Act and the listing of the Shares on the Nasdaq National Market; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the reasonable fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering, provided, however, that the payment of the reasonable fees and expenses of Dewey Ballantine shall not exceed $1,750 in connection with such NASD filings; (viii) the transportation and other expenses incurred by or on behalf of representatives of the Company in connection with presentations to prospective purchasers of the Shares, provided however that these shall not include the transportation and other expenses of the Underwriters; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholders; and (x) the performance by the Company of its other obligations under this Agreement.

     12. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or an Abbreviated Registration Statement to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment or Abbreviated Registration Statement has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you and the Attorneys-in-Fact, or by you, as Representatives of the several Underwriters, by notifying the Company and the Attorneys-in-Fact.

          If any one or more of the Underwriters shall fail or refuse to purchase Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule III hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of
Smith Barney, Harris Upham & Co. Incorporated (predecessor of Smith Barney Inc.), to purchase the Shares which such defaulting Underwriter or Underwriters agreed, but failed or refused, to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares and arrangements satisfactory to you and the Company for the purchase of such Firm Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting
Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule III hereto who, with your approval and the approval of the Company, purchases Firm Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

          Any notice under this Section 12 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

      13. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Sellers, by notice to the Company and the Attorneys-in-Fact, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the
Shares by the Underwriters.  	Notice of such termination may be given by
telegram, telecopy or telephone and shall be subsequently confirmed by letter.

     14. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization and passive market making legends on the inside front cover page, and the statements in the first, third and seventh paragraphs and the list of Underwriters under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 7(b) and 9 hereof.

     15. Miscellaneous. Except as otherwise provided in Sections 5, 12 and 13 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 780 Park North Blvd., Suite 110, Clarkston, Georgia 30021,
Attention:  Harold J. Tenoso, Ph.D., President and Chief Executive Officer;
(ii) if to the Selling Stockholders, c/o Serologicals Corporation, 780 Park North Blvd., Suite 110, Clarkston, Georgia 30021, Attention: Dr. Harold J. Tenoso or Russell H. Plumb; or (iii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

          This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, the Selling Stockholders and the other controlling persons referred to in Section 9 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

     16. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          Please confirm that the foregoing correctly sets forth the agreement between the Company, the Selling Stockholders and the several Underwriters.


                                    Very truly yours,


                                    SEROLOGICALS CORPORATION



                                    By: /s/ Harold J. Tenoso, Ph.D.
                                            Harold J. Tenoso, Ph.D.
                                            President and Chief
                                            Executive Officer


                                     EACH OF THE SELLING STOCKHOLDERS
                                     NAMED IN SCHEDULES I AND II HERETO



                                     By: /s/ Russell H. Plumb
                                     On his own behalf and as
                                     Attorney-in-Fact


Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Underwriters named in Schedule III
hereto.

Smith Barney Inc.
Lehman Brothers Inc.
Volpe, Welty & Company

 As Representatives of the Several Underwriters

By:  Smith Barney Inc.



By: /s/ Benjamin D. Lorello
    Managing Director

                               SCHEDULE I



                                                          Number of
Principal Selling Stockholders                           Firm Shares

BancBoston Ventures, Inc.                                  400,000
Samuel A. Penninger, Jr.                                   150,000
Samuel A. Penninger, Jr., Trustee of The Penninger
   1996 Charitable Remainder Trust dtd. 5-23-96            100,000
Harold J. Tenoso, Ph.D.                                     50,000
Gary A. Kress                                               55,000
Timm M. Hurst                                               80,000
James F. Sowinski                                           50,000
George M. Shaw                                               5,000
Essex Venture Partners                                     145,000
NationsBank Capital Corp.                                  100,000
Theodore L. Gail                                            55,000
Russell H. Plumb                                            10,000
                                                         _________
     Total                                               1,200,000
                                                         =========

                               SCHEDULE II


                                                        Number of
Additional Selling Stockholders                     Additional Shares

Samuel A. Penninger, Jr.                                  40,000
Harold J. Tenoso, Ph.D.                                   50,000
Gary A. Kress                                             25,000
Timm M. Hurst                                             20,000
James F. Sowinski                                         15,000
Theodore L. Gail                                          15,000
                                                         -------
     Total                                               165,000
                                                         =======



                                SCHEDULE III


                          SEROLOGICALS CORPORATION

         Underwriter                                           Number of
                                                              Firm Shares

         Smith Barney Inc.                                       560,000
         Lehman Brothers Inc.                                    560,000
         Volpe, Welty & Company                                  560,000
         Alex. Brown & Sons Incorporated                          60,000
         Dean Witter Reynolds Inc.                                60,000
         A.G. Edwards & Sons, Inc.                                60,000
         Legg Mason Wood Walker, Incorporated                     30,000
         Merrill Lynch, Pierce, Fenner & Smith Incorporated       60,000
         Morgan Keegan & Company, Inc.                            30,000
         PaineWebber Incorporated                                 60,000
         The Robinson-Humphrey Company, Inc.                      30,000
         Southeast Research Partners, Inc.                        30,000
                                                               ---------
                   Total                                       2,100,000
                                                               =========